AMENDMENT No.4 AND JOINDER AGREEMENT

         THIS AMENDMENT No.4 AND JOINDER AGREEMENT ("Amendment") is entered into as of April ___ 1998 by and among ACCUHEALTH, INC. a corporation organized under the laws of the State of New York ("Accuhealth"), MIDVIEW DRUG, INC. a corporation organized under the laws of the State of New York ("Midview"), ACCUHEALTH HOME CARE, INC. a corporation organized under the laws of the State of Delaware ("AFIC"), CITIVIEW DRUG CO., INC. a corporation organized under the laws of the State of New York ("Citiview"), PROHEALTHCARE INFUSION SERVICES, INC., a corporation organized under the laws of the State of New Jersey ("PHCIS"), HEALIX HEALTHCARE, INC. a corporation organized under the laws of the State of Delaware ("Hill"), PRN HOMECARE AGENCY, INC. a corporation organized under the laws of the State of New Jersey ("PRN"), AMERIX NURSING HOLDINGS, INC. a corporation organized under the laws of the State of Delaware ("Amerix"), HEALIX HEALTHCARE, INC. a corporation organized under the laws of the State of New York ("Healthcare"), HEALIX HEALTHCARE OF NEW YORK, INC. a corporation organized under the laws of the state of New York ("Healix NY"), RYE BEACH HEALTHCARE, INC. a corporation organized under the laws of the State of New York ("Rye Beach"), HEALIX HEALTHCARE OF NEW JERSEY a corporation organized under the laws of the State of New Jersey ("Healix NY') and AMERICARE HOME NURSING SERVICES, INC. a corporation organized under the laws of the State of New Jersey ("Americare"), (Accuhealth, Midview, AHC, Citiview, PHCIS, Hill, PRN, Amerix, Healthcare, Healix NY, Rye Beach, Healix NJ and Americare, each a "Borrower" and, jointly and severally, the "Borrowers"), and ROSENTHAL & ROSENTHAL, INC. ("Lender").

                                   BACKGROUND

         Borrowers (other than HHI, PRN, Amerix, Healthcare, Healix NY, Rye Beach, Healix NJ and Americare) and Lender are parties to a Loan and Security Agreement dated as of April 28, 1994, as amended by Amendment No.1 dated as of February 1, 1996, Amendment No.2 dated as of February 1, 1997 and Amendment No.3 and Joinder Agreement dated as of July 30, 1997 (as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers (other than Hill, PRN, Amerix,
Healthcare, Healix NY, Rye Beach, Healix NJ and Americare) with certain financial accommodations.

         Pursuant to an Agreement and Plan of Merger dated as of December 1997, by and among Accuhealth, HHI Acquiring Corp., a wholly-owned subsidiary of Accuhealth ("Sub"), HHI, Linda Barkan, Chaim Charytan, M.D., Mary Comerford, Jeffrey S. Freed, M.D., Donald GiaQuinto, Robert GiaQuinto, Robert Labra, Kathleen P. O'Brien McDonald and Arthur Schwacke, Jr. (the "Purchase Agreement")
(i) Accuhealth acquired all of the issued and outstanding shares of capital stock of Hill and (ii) Sub was merged with and into HHI with Hill as the surviving corporation.

         Borrowers (other than HHI, PRN, Amerix, Healthcare, Healix NY, Rye Beach, Healix NJ and Americare) have requested that Lender permit each of HHI, PRN, Amerix, Healthcare, Healix NY, Rye Beach, Healix NJ and Americare to become a Borrower under the Loan Agreement and amend certain provisions of the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows;

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2.  JOINDER.

             (a) PHCIS, HILL, PRN, Amerix, Healthcare, Healix NY, Rye Beach, Healix NJ and Americare are hereby added as additional Borrowers under the Loan Agreement, and all references to "Borrower" or "Borrowers" thereunder shall henceforth be deemed to include PHCIS, Hill, PRN, Amerix, Healthcare, Healix NY, Rye Beach, Healix NJ and Americare.

             (b) PHCIS, HILL, PRN, Amerix, Healthcare, Healix NY, Rye Beach, Healix NJ and Americare hereby adopt the Loan Agreement and each of the Ancillary Agreements and assumes in lull, and acknowledges that it is jointly and severally liable for, the payment, discharge, satisfaction and performance of all Obligations. Without limiting the generality of the foregoing, in order to secure the prompt payment and performance to Lender of the Obligations, Hill, PRN, Amerix, Healthcare, Healix NY, Rye Beach, Healix NJ and Americare each hereby assigns, pledges and grants to Lender a continuing security interest in and to all of its respective Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located.

         3. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows;

             3.1 Section 1(a) of the Loan Agreement is hereby amended by adding the following defined terms in their appropriate alphabetical order;

                 "AMERICARE" shall mean Americare Home Nursing Services, Inc. a New I, Jersey corporation.

                 "AMERIX" shall mean AMERIX NURSING HOLDINGS, INC. a Delaware corporation.

                 "FOURTH AMENDMENT" shall mean Amendment No.4 and Joinder Agreement to Loan and Security Agreement dated as of April 28, 1994.

                 "FOURTH AMENDMENT EFFECTIVE DATE" shall mean ___________, 1998.

                 "HEALIX NJ" shall mean Healix Healthcare of New Jersey a New Jersey corporation.

                 "HEALIX NY" shall mean Healix Healthcare of New York, Inc. a New York corporation.

                 "HEALTHCARE" shall mean Healix Healthcare, Inc. a New York corporation.

                 "HILL"   shall  mean   Healix   Healthcare,   Inc.  a  Delaware
                 corporation.

                 "OVERADVANCE AVAILABILITY" shall mean an amount equal to $1,000,000 in excess of the Formula Amount.

                 "OVERDRAFT LOANS" shall mean the amount outstanding under the Overadvance Availability.

                 "OVERADVANCE RATE" shall mean an interest rate per annum equal to the (i) Prime Rate plus (ii) three percent (3%)."

                 "PHCIS" shall mean ProHealthCare Infusion Services, Inc., a New Jersey corporation.

                 "PRN" shall mean PRN Homecare Agency, Inc. a New Jersey corporation.

                 "RYE BEACH" shall mean Rye Beach Healthcare, Inc. a New York corporation.

                 "THIRD   AMENDMENT"  shall  mean  amendment  No.3  and  Joinder
                 Agreement to Loan and Security Agreement dated as of April 28, 1994.

             3.2 Section  1(a) of the  Loan  Agreement  is  further  amended  as follows;

                 (a) The defined term "CONTRACT RATE" is amended by adding the following at the end thereof:

                 "and the Overdraft Rate."

                 (b) The defined term "LOANS" is amended by inserting the words "Overdraft Loans" immediately after the words "Term Loan" on the first line thereof.

                 (c) The defined term "TERM" is amended by deleting the date "April 1, 1998" on the first line thereof and inserting the date "April 1, 2000" in its place and stead.

                 (d) The defined term "REVOLVING INTEREST RATE" is amended in its entirety to read as follows:

                 "Revolving Interest Rate" means an interest rate per annum equal to (i) the Prime Rate plus (ii) one and one half percent (1 1/2%)."

                 (e) The defined term "MAXIMUM REVOLVING AMOUNT" is amended by deleting the sum "$3,500,000" and substituting the sum "$9,000,000" in its place and stead.

                 (f) The defined term "MINIMUM AVERAGE MONTHLY LOAN AMOUNT" is amended by deleting the sum "$1,750,000" and substituting the sum "$4,500,000 in its place and stead.

                 (g) The defined term "RECEIVABLES AVAILABILITY" is amended by deleting the words "seventy percent (70%)" in the last line thereof and substituting the words "seventy-five percent (75%)" in their place and stead.

                 (h) The defined term "ELIGIBLE INVENTORY" is deleted.

                 (i) The defined term "ELIGIBLE RECEIVABLES" is amended by:

                     (i) adding the following at the end of subparagraph (a) thereof:

                     "provided, however, that Receivables having a face value aggregating no more than $400,000, at any one time outstanding, may be "bill and hold Receivables" upon the express condition that (i) each account debtor with respect to a bill and hold Receivable provides Lender with documentation satisfactory to Lender regarding such bill and hold status; and (ii) bill and hold invoicing shall be aged based only upon the original invoice date thereof"

                     (ii)   deleting  the  word  "and"   immediately   preceding
                     subparagraph "(t)" in the next to last line thereof and substituting"," in its place and stead; and

                     (iii) deleting the period at the end thereof and adding the following in its place and stead:

                     "and (u) such Receivable is less than 150 days past invoice date."

                     (i) The defined term "EVENT OF DEFAULT" is amended by deleting the words "Section 13" and substituting the words "Section 18" in their place and stead.

                     (k) The defined term "Inventory Availability" is deleted.

                     (l) The defined term "Term Loan Rate" is amended in its entirety to read as follows:

                         "Term Loan Rate" means an interest rate per annum equal to (i) the Prime Rate plus (ii) four percent (4%)."

                  3.3 Section 2(a)(ii) of the Loan Agreement is amended in its entirety to read as follows:

                         "Overadvance Availability, minus".

                  3.4 Section 2(c) of the Loan Agreement is amended by deleting the word "which" in the fourth line thereof

                  3.5 Section 2(h) of the Loan Agreement is amended by adding the following at the end thereof

                         "Notwithstanding the foregoing, subject to the terms and conditions set forth herein and in the Ancillary Agreements, Lender will increase the Term Loan from $500,000 to $750,000 and upon the advance of such additional sums ("Additional Sums") the definition of Term Loan shall be such $750,000 Loan. The Additional Sums shall be advanced on the Fourth Amendment Effective Date and the resultant $750,000 Term Loan shall be payable as set forth in the Amended and Restated Term Note, in substantially the form attached to the Fourth Amendment as Exhibit 2(h), which upon its execution and delivery will be for all purposes the "Term Note", subject to acceleration upon the occurrence of an Event of Default or termination of this Agreement and shall otherwise be evidenced by and subject to the terms and conditions set forth in the Term Note."

                  3.6 Section 3 of the Loan Agreement is amended by adding the words "plus the Overadvance Line" immediately after the words "Formula Amount" in the fourth line thereof

                  3.7 Section 5(b)(ii) of the Loan Agreement is amended in its entirety to read as follows:

                         "Borrowers shall pay to Lender a facility fee in an amount equal to $53,750 per contract year, earned on the first day of each contract year, and payable in equal quarterly installments of $13,437.50 each commencing on April __, 1998 and on the same day on each July, October, January and April thereafter until this Agreement is irrevocably terminated and all Obligations shall have been indefeasibly paid in full to us".

                  3.8 Section 5(a)(v) of the Loan Agreement is amended by deleting the words "1-1/2\" and substituting the words "one and one half percent (1 1/2%)" in their place and stead.

                  3.9 Section 12(m)(ii) of the Loan Agreement is deleted and the following is substituted in its place and stead:

                         "(ii) declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of such Borrower (other than dividends or distributions payable in its stock or warrants or split-ups or reclassifications of its stock) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock of such Borrower except that so long as no Incipient Event of Default or Event of Default shall have occurred or would occur as a result of such payment Accuhealth may pay cash dividends on its preferred stock,"

                  3.10 Section 12 of the Loan Agreement is amended by adding a new Subsection 12(p) to read as follows:

                         "(p)  it  will  not   change   its   certified   public
                         accountants without the prior written consent of Lender which consent shall not be unreasonably withheld."

                  3.11      Section 17 of the Loan Agreement is amended by:

                             (i)     deleting   the  word   "second"   from  the
                                     eleventh line thereof; and

                             (ii) deleting the last paragraph thereof and substituting the following in its place and stead:

                                     "Notwithstanding  the  foregoing,   in  the
                                     event that (x)  Lender (I) shall  terminate
                                     this  Agreement at any time  following  the
                                     occurrence and during the continuance of an
                                     Event of Default  or (II) shall  assign all
                                     of the Obligations to a transferee pursuant
                                     to the  provisions of Section 15 hereof and
                                     Borrower terminates this Agreement,  or (y)
                                     Borrower  funds the repayment of all of the
                                     Obligations solely from (I) the proceeds of
                                     an equity  financing  of Borrower or (ii) a
                                     refinancing  of the Borrower in  connection
                                     with the  acquisition  by  Borrower  of The
                                     Care   Group   (the   "Care   Acquisition")
                                     provided,  however,  that  Lender  shall be
                                     granted  a right  of  first  refusal with
                                     respect  to  the   financing  of  the  Care
                                     Acquisition".

                  3.12 The terms Eligible Inventory and Inventory Availability are deleted from the Loan Agreement.

         4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of ___________________ 1998, when and only when Lender shall have received
(i) four copies of this Amendment executed by Borrower and consented and agreed to by Glenn C. Davis, and Stanley Goldstein, as guarantors, (ii) a certified resolution of each Borrower authorizing the acceptance of the terms and provisions of the increased Term Loan and the increase of the facility, (iii) the Am ended and Restated Term Note executed by each Borrower with respect to the increase in the Term Loan described in Section 3.5 of this Amendment, (iv) Guaranty Agreements executed by each of Glenn C. Davis, and Stanley Goldstein,
(v) a warrant, in substantially the form attached to this Amendment as Exhibit 4, issued by Accuhealth to Lender for the purchase by Lender of 50,000 shares of common stock of Accuhealth; and (vi) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

         5. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

             (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

             (b) Upon the effectiveness of this Amendment, Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

             (c) No Event of Default or Incipient Event of Default has occurred and is continuing or would exist after giving effect to this Amendment.

             (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

         6.  EFFECT ON THE LOAN AGREEMENT.

             (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

             (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in lull force and effect, and are hereby ratified and confirmed.

             (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         7. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


ACCUHEALTH, INC.


By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:

ACCUHEALTH HOME CARE, INC.

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:

PROHEALTHCARE INFUSION SERVICES

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:

PRN HOMECARE AGENCY, INC.

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:

MIDVIEW DRUG, INC.

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:

CITIVIEW DRUG CO., INC.

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:

HEALIX HEALTHCARE, INC.

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:

AMERIX NURSING HOLDINGS, INC.

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:

                        (SIGNATURES CONTINUED ON PAGE 9)

HEALIX HEALTHCARE, INC.

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:

RYE BEACH HEALTHCARE, INC.

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:

AMERICARE HOME NURSING SERVICES, INC.

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:

HEALIX HEALTHCARE OF NEW YORK, INC.

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:



HEALIX HEALTHCARE OF NEW JERSEY, INC.

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis
Name:
Title:





CONSENTED AND AGREED TO:

By: /s/ GLENN C. DAVIS
-----------------------------
        Glenn C. Davis

------------------------------
Stanley Goldstein

                                  EXHIBIT 2(h)
                    TO AMENDMENT NO. 4 AND JOINDER AGREEMENT
                         AMENDED AND RESTATED TERM NOTE

                                   EXHIBIT 4
                    TO AMENDMENT NO. 4 AND JOINDER AGREEMENT
                                    WARRANT


                                       12